UNITED STATES
                       SECURITIES AND  EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM  8-K

                                 CURRENT  REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED)   June  14, 2004
                                                         ---------------

                          MACDERMID,  INCORPORATED
                          ------------------------
       (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)

          CONNECTICUT             1-13889        06-0435750
          -----------            ---------       ----------
(STATE  OR  OTHER  JURISDICTION   (COMMISSION     (I.R.S.  EMPLOYER
     OF  INCORPORATION  )        FILE  NUMBER)   IDENTIFICATION  NO.)

1401  BLAKE  STREET,  DENVER,  COLORADO                   80202
---------------------------------------------------------------
(ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)        (ZIP  CODE)

REGISTRANT'S  TELEPHONE  NUMBER,  INCLUDING  AREA  CODE:  (720)  479-3060
                                                           --------------

               245 FREIGHT STREET,  WATERBURY, CONNECTICUT  06702
               ---------------------------------------------------
         (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED
                               SINCE LAST REPORT.


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item  2.01  Completion  of  Acquisition  or  Disposal  of  Assets

On June 14, 2005 MacDermid, Incorporated announced the acquisition of Autotype International Ltd. and associated entities from Norcros (Holdings) Limited of the UK. There are no other material relationships between Norcros and MacDermid other than this transaction.

The Autotype business acquired is a high technology producer of specialty coated film products for the electronics and printing industries. In electronics, Autotype is a producer of hard coated films for the membrane switch and touch screen markets. In printing, Autotype provides high quality stencil materials and digital pre-press products for screen printing.

The purchase price was 45 million Great British Pounds (GBP), plus up to an additional 5 million (GBP) as an earnout (a portion of which was paid at closing), plus adjustments based on net debt and working capital at closing. Total cash consideration paid at closing was approximately 51.2 million GBP (equivalent to approximately $92.7 million USD) which included a portion of the earnout and estimated adjustments for net debt and working capital. Post closing, up to an additional 1.4 million GBP may be paid under the earnout along with final net debt and working capital adjustments. The calculations for these adjustments are detailed in the purchase and sale agreement.


ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS
EXHIBIT  NO.     DESCRIPTION
------------     -----------

99.1          Purchase  and  Sale  Agreement,  dated  June 14,  2005,  issued by
              MacDermid, Inc.
99.2          Press  release,  dated June 14, 2005, issued by MacDermid, Inc.


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 MacDermid,  Incorporated
        (Registrant)


Date:  June  14,  2005                        /s/  Gregory  M.  Bolingbroke
                                            Senior  Vice  President Finance